Financial Instruments (Tables)	6 Months Ended
Jun. 30, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule of carrying values and estimated fair values of debt instruments
The carrying values and estimated fair values of our financial instruments at June 30, 2025 and December 31, 2024 are as follows:

		June 30, 2025		December 31, 2024
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value
Non-Derivatives:
Cash and cash equivalents (1) (2)	Level 1	783,427	783,427	566,384	566,384
Restricted cash and short-term deposits (1) (3)	Level 1	123,874	123,874	150,198	150,198
Trade accounts receivable (3) (4)	Level 1	95,700	95,700	29,667	29,667
Interest receivable from money-market deposits and bank accounts (3)	Level 1	1,962	1,962	2,053	2,053
Receivable from IRS derivatives (3)	Level 1	1,415	1,415	1,745	1,745
Trade accounts payable (3) (5)	Level 1	(82,909)	(82,909)	(198,906)	(198,906)
Current portion of long-term debt (3) (6) (7)	Level 2	(326,718)	(326,718)	(337,299)	(337,299)
Short-term debt - 2021 Unsecured Bonds (6) (8)	Level 1	(189,678)	(190,081)	(189,642)	(191,147)
Long-term debt (6) (7)	Level 2	(588,533)	(588,533)	(948,000)	(948,000)
Long-term debt - 2024 Unsecured Bonds (6) (8)	Level 1	(300,000)	(301,959)	—	—
Long-term debt - 2025 Convertible Bonds (6) (9)	Level 2	(575,000)	(590,399)	—	—
Derivatives:
Oil and gas derivative instruments (10)	Level 2	46,011	46,011	105,828	105,828
Asset on IRS derivatives (11)	Level 2	21,806	21,806	33,417	33,417
(1) These instruments carrying value are highly liquid and deemed reasonable estimates of fair value.

(2) Included within cash and cash equivalents of $783.4 million and $566.4 million are $115.5 million and $301.8 million held in short-term money-market deposits as of June 30, 2025 and December 31, 2024, respectively. During the six months ended June 30, 2025 and 2024, we earned interest income on short-term money-market deposits of $12.9 million and $13.4 million, respectively.

(3) These instruments are considered to be equal to their estimated fair value because of their near term maturity.

(4) As of June 30, 2025, trade receivables of $92.6 million, primarily representing amounts due from bp under the Gimi LOA. bp is a publicly listed, investment-grade counterparty with no prior history of default. Accordingly, we consider the credit risk associated with this balance to be remote.

Following COD of the FLNG Gimi, all amounts due from bp were classified as “Trade receivables”, which consist of $43.2 million invoice related to reimbursement of unused capital spares (note 12), $31.0 million of pre-COD cash flows receivable previously recognized as “Other current assets” and $14.0 million of post-COD services invoiced.

As of December 31, 2024, trade receivables of $29.7 million, primarily relate to services invoiced under the Hilli LTA. As of June 30, 2025, receivables related to the LTA were presented as “Amounts due from related parties” due to the increased ownership by Naria Inc., a Perenco-affiliated entity and our largest shareholder, whose beneficial ownership rose to 10.06%, thereby meeting the definition of a principal owner under the related party classification.
(5) As of June 30, 2025, trade payables primarily comprised of amounts payable related to the FLNG Gimi and MKII FLNG projects of $5.1 million and $65.1 million, respectively ( December 31, 2024: $80.9 million and $100.2 million, respectively).

(6) Our debt obligations are recorded at amortized cost. The amounts presented in the table above are gross of the deferred financing costs of $31.5 million and $22.7 million at June 30, 2025 and December 31, 2024, respectively.

(7) The estimated fair values for both the floating long-term debt and short-term debt are considered to be equal to the carrying value since they bear variable interest rates, which are adjusted on a quarterly basis.

(8) The estimated fair values of our 2021 and 2024 Unsecured Bonds are based on their quoted market prices as of the balance sheet date. In March 2025, following the listing of our 2024 Unsecured Bonds on the Oslo Børs, the fair value hierarchy transferred from Level 2 to Level 1.

(9) The estimated fair value of our 2025 Convertible Bonds reflects observable market inputs and is classified as Level 2 in the fair value hierarchy (note 15).

(10) The fair value of the oil and gas derivative instruments is determined using the estimated discounted cash flows of the additional payments due to us as a result of oil and gas prices moving above the contractual floor price over the remaining term of the LTA. Significant inputs used in the valuation of the oil and gas derivative instruments include the Euro/U.S. Dollar exchange rates based on the forex forward curve for the gas derivative instrument and management’s estimate of an appropriate discount rate and the length of time necessary to blend the long-term and short-term oil and gas prices obtained from quoted prices in active markets.

(11) The fair value of certain derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the balance sheet date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties. The credit exposure of certain derivative instruments is represented by the fair value of contracts with a positive value at the end of each period, reduced by the effects of master netting arrangements.

(12) The following methods and assumptions were used to estimate the fair value of our other classes of financial instruments:

•the carrying values of loan receivables and working capital facilities approximate fair values because of the near-term maturity of these instruments (notes 11, 17 and 20). These instruments are classified within Level 1 of the fair value hierarchy.

Schedule of designated cash flow hedges
As of June 30, 2025, we were party to the following interest rate swap transactions involving the payment of fixed rates in exchange for SOFR as summarized below:

Instrument	Notional value (in thousands of $)	Maturity date	Fixed interest rates
Interest rate swaps:
Receiving floating, pay fixed	398,125	November 2029	1.93%